UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACWEST BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! PACWEST BANCORP 9701 WILSHIRE BOULEVARD SUITE 700 BEVERLY HILLS, CALIFORNIA 90212 PACWEST BANCORP 2022 Annual Meeting Vote by May 9, 2022 11:59 PM ET. For shares held in the PacWest Bancorp 401(k) Plan, vote by May 5, 2022 11:59 PM ET. You invested in PACWEST BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 10, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to April 26, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D66106-P66080 Vote in Person at the Meeting* May 10, 2022 2:30 PM MDT The Rally Hotel 1600 20th Street Wynkoop Ballroom Denver, Colorado 80202 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D66107-P66080 1. Election of Directors. To elect 11 nominees to the Company’s Board of Directors for a one-year term. 1b. Paul R. Burke 1c. Craig A. Carlson 1a. Tanya M. Acker 1d. John M. Eggemeyer, III 1e. C. William Hosler 1g. Susan E. Lester 1f. Polly B. Jessen 1h. Roger H. Molvar 1i. Robert A. Stine 1j. Paul W. Taylor 1k. Matthew P. Wagner 2. Advisory Vote on Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 3. Ratification of the Appointment of Independent Auditor. To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022. 4. Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof. For For For For For For For For For For For For For